UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California    90012
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2020, Cathay General Bancorp (the “Company”) held its Annual Meeting of Stockholders at which the stockholders voted upon (i) the election of four Class III directors to serve until the 2023 annual meeting of stockholders and their successors have been elected and qualified, (ii) an advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, (iii) an advisory (non-binding) proposal to vote on the frequency of future advisory votes on executive compensation, and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

The stockholders elected all four Class III director nominees, approved the advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, stated a preference of every year for the frequency of future advisory votes on executive compensation, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year. On the record date of April 1, 2020, there were 79,420,267 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter voted upon, as applicable, are set forth below.

Election of Four Class III Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Nelson Chung	56,895,194	2,029,048	89,925	8,074,307
Felix S. Fernandez	58,676,032	218,127	120,008	8,074,307
Maan-Huei Hung	58,583,279	357,725	73,163	8,074,307
Richard Sun	58,696,088	249,146	68,933	8,074,307

Advisory (Non-Binding) Vote to Approve Our Executive Compensation

For	Against	Abstain	Broker Non-Votes
49,052,279	9,547,570	414,318	8,074,307

Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Our Executive Compensation

Every Year	Every Other Year	Every Three Years	Abstain	Broker Non-Votes
53,498,195	1,007,888	4,427,681	80,403	8,074,307

In accordance with the results for this item, the Company’s Board of Directors has determined to hold an advisory vote on executive compensation every year until the next required vote on the frequency of such advisory vote, which will be at the annual meeting of stockholders in 2026.

Proposal to Ratify the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for the 2020 Fiscal Year

For	Against	Abstain	Broker Non-Votes
65,607,218	1,430,896	50,360	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2020
CATHAY GENERAL BANCORP

	By:	/s/ Heng W. Chen
Heng W. Chen Executive Vice President and Chief Financial Officer